UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  June 4, 2014

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant filed a Current Report on Form 8-K on June 6, 2014 (the “Report”).  This Amendment No. 1 to the Report is being filed solely for the purpose of changing the Item number reference from “Item 5.02” to “Item 5.03”.  Other than correcting the foregoing inadvertent error, this Amendment does not modify the disclosure contained in the Report.

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2014, the Board of Directors of Helmerich & Payne, Inc. (the “Company”) approved an amendment to the Amended and Restated By-Laws of Helmerich &Payne, Inc. (the “By-Laws”).  The By-Laws as so amended are effective as of June 4, 2014.  Article II, Section 11 of the By-Laws provides, in part, the manner in which a stockholder may bring a matter before a stockholder meeting.  Article II, Section 11 requires a stockholder to submit a notice to the Company containing certain information pertinent to the stockholder proposal or nomination of a director.  The By-Laws have been amended by adding clause (vii) to Article II, Section 11(c).  Clause (vii) provides that, as part of the stockholder’s notice concerning the nomination of a director, the director nominee must represent and agree (on a form provided by the Company) that he or she (i) is not and will not become a party to any agreement, arrangement or understanding and has given no commitment as to how, if elected, such person will vote as a director (except as disclosed to the Company) and has no and will not have a voting commitment that might interfere with the director’s fiduciary duties, (ii) is not and will not be a party to any agreement, arrangement or understanding  to accept compensation (other than from the Company) in connection with his or her service as a director (except as disclosed to the Company), and (iii) will comply with all publicly disclosed corporate governance, confidentiality and other policies of the Company if elected.  The foregoing description of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, as amended, that are attached hereto as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Helmerich & Payne, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: June 9, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Helmerich & Payne, Inc.